UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 11, 2016

FLASR, INC.

NEVADA	0-55270	46-2681687
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1075 Peachtree Street NE, Suite 3650
Atlanta, Georgia 30309

(Address of principal executive offices)

(409) 965-3761

(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2. below):

☐Written communications pursuant to Rule 425 under the Securities Act of 1933 (17 CFR 230.425)

☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐Pre-commencement communications pursuant to Rule 13e-4(e) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On January 11, 2016, the Company filed a Certificate of Amendment (the "Certificate of Amendment") to the Company's Articles of Incorporation with the Secretary of State of the State of Nevada to effect a 1-for-500 reverse stock split of all outstanding shares of common stock of the Company, par value $0.001 per share.

The foregoing description of the Certificate of Amendment is qualified in its entirety by reference to the provisions of the Certificate of Amendment filed as Exhibit 3.1 to this Current Report on Form 8-K, which is incorporated by reference herein.

Item 9.01 Exhibits

(d) Exhibits.

Exhibit No.	Description

3.1	Certificate of Amendment filed on January 11, 2016.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FLASR, INC.

Date: January 15, 2016	By:	/s/ Everett M. Dickson
Everett M. Dickson
President and Chief Executive Officer

INDEX TO EXHIBITS

Exhibit No.	Description

3.1	Certificate of Amendment filed on January 11, 2016.